UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021 (January 6, 2021)

EXPERIENCE INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39046	84-1890381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 St, Paul St., Suite 800
Denver, CO 80206

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 284-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	EXPCU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EXPC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50	EXPCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 6, 2021, Experience Investment Corp., a Delaware corporation (the “Company”), entered into a letter agreement (the “HSR Waiver Letter”) by and among the Company, Experience Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and BLADE Urban Air Mobility, Inc., a Delaware corporation (“Blade”) pursuant to which the parties thereto waived certain requirements under the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 14, 2020, by and among the Company, Merger Sub and Blade.

Pursuant to the HSR Waiver Letter, the Company, Blade and Merger Sub agreed to waive (a) any requirements to make filings under the HSR Act pursuant to Section 6.04 of the Merger Agreement and (b) the expiration or termination of the waiting period under the HSR Act as a condition to their obligations to consummate the transactions under the Merger Agreement, in each case for so long as Blade does not satisfy the “size of person” test under the HSR Act. Based on the most recent regularly-prepared balance sheet of Blade furnished to the Company, Blade would not satisfy the “size of person” test to make a filing under the HSR Act.

Additional Information About the Transaction and Where to Find It

Experience Investment Corp. (“EIC”) intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Form S-4”), which will include a preliminary proxy statement/prospectus in connection with the merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. EIC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with EIC’s solicitation of proxies for its stockholders’ meeting to be held to approve the merger because the proxy statement/prospectus will contain important information about EIC, Blade and the merger. The definitive proxy statement/prospectus will be mailed to stockholders of EIC as of a record date to be established for voting on the merger. Stockholders will also be able to obtain copies of the Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Experience Investment Corp., 100 St. Paul St., Suite 800, Denver, CO 80206.

Participants in Solicitation

EIC, Blade and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of EIC’s stockholders with respect to the approval of the merger. EIC and Blade urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the merger, as these materials will contain important information about Blade, EIC and the merger. Information regarding EIC’s directors and officers and a description of their interests in EIC is contained in EIC’s annual report on Form 10-K for the fiscal year ended December 31, 2019. Additional information regarding the participants in the proxy solicitation, including Blade’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Form S-4 and the definitive proxy statement/prospectus for the merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to EIC as described above under “Additional Information About the Transaction and Where to Find It.”

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to EIC’s and Blade’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the merger, the business plans, objectives, expectations and intentions of EIC once the merger and the other transactions contemplated thereby (the “Transactions”) and change of name are complete (“New Blade”), and Blade’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on EIC’s or Blade’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside EIC’s or Blade’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Transactions due to the failure to obtain approval of the stockholders of EIC or Blade or other conditions to closing in the Merger Agreement; (3) the ability of New Blade to meet Nasdaq’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the merger; (4) the inability to complete the private placement of common stock of EIC to certain institutional accredited investors; (5) the risk that the announcement and consummation of the Transactions disrupts Blade’s current plans and operations; (6) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of New Blade to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees; (7) costs related to the Transactions; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Transactions; (9) the possibility that Blade and New Blade may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the impact of COVID-19 on Blade’s and New Blade’s business and/or the ability of the parties to complete the Transactions; (11) the outcome of any legal proceedings that may be instituted against EIC, Blade, New Blade or any of their respective directors or officers, following the announcement of the Transactions; and (12) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in EIC’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Form S-4 and EIC’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and EIC and Blade undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in EIC and is not intended to form the basis of an investment decision in EIC. All subsequent written and oral forward-looking statements concerning EIC and Blade, the Transactions or other matters and attributable to EIC and Blade or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Disclaimer

This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPERIENCE INVESTMENT CORP.

Dated: January 11, 2021	By:	/s/ Charlie Martin
	Name:	Charlie Martin
	Title:	Chief Financial Officer